UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 28, 2018

WORTHINGTON INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085
(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on March 29, 2018, beginning at approximately 2:30 p.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the third quarter of fiscal 2018 (the fiscal quarter ended February 28, 2018). Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their markets for the coming months. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to quarterly earnings per share, excluding restructuring and the impact of the new tax law (i.e., discrete tax items resulting from the enactment of the Tax Cuts and Jobs Act of 2017). This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Earnings per share adjusted for restructuring and the impact of the new tax law is calculated by adding (subtracting) restructuring and other expense (income), net (in each case, after-tax) and the impact of discrete tax items resulting from the new tax law to (from) net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period. The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest and the non-GAAP financial measure of diluted earnings per share adjusted for restructuring and the impact of the new tax law for the fiscal quarters ended February 28, 2018 and 2017, as mentioned in the conference call, is outlined below.

	Three Months Ended February 28, 2018
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$42,763	$54,258	$(24,039)	$79,088	$1.27
Restructuring and other expense (income), net	(3)	(3)	39	36	0.00
Impact of the new tax law	-	-	41,178	(41,178)	(0.66)
Non-GAAP	$42,760	$54,255	$17,178	$37,946	$0.61

	Three Months Ended February 28, 2017
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$34,320	$50,092	$11,141	$35,889	$0.55
Restructuring and other expense	1,394	1,394	(489)	905	0.02
Non-GAAP	$35,714	$51,486	$10,652	$36,794	$0.57

In the conference call, management referred to operating income/operating loss excluding restructuring for the Company’s Pressure Cylinders, Steel Processing and Engineered Cabs operating segments. Each represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income/operating loss excluding restructuring is calculated by adding (subtracting) restructuring and other expense (income), net to (from) operating income/operating loss. The difference between the GAAP-based measure of operating income/operating loss and the non-GAAP financial measure of operating income/operating loss excluding restructuring for the fiscal quarters ended February 28, 2018 and 2017, as mentioned in the conference call, is outlined below for the Company’s Pressure Cylinders, Steel Processing and Engineered Cabs operating segments.

	Three Months Ended February 28, 2018
(in thousands)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$31,125	$17,530	$(4,083)	$(1,809)	$42,763
Restructuring and other expense (income), net	(3)	-	-	-	(3)
Non-GAAP	$31,122	$17,530	$(4,083)	$(1,809)	$42,760

	Three Months Ended February 28, 2017
(in thousands)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$26,026	$10,071	$(2,001)	$224	$34,320
Restructuring and other expense	212	1,056	169	(43)	1,394
Non-GAAP	$26,238	$11,127	$(1,832)	$181	$35,714

In the conference call, management referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and trailing twelve months adjusted EBITDA. These represent non-GAAP financial measures and are used by management as measures of operating performance. EBITDA is calculated by adding interest expense, income tax expense and depreciation and amortization to net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding impairment of goodwill and long-lived assets and adding (subtracting) restructuring and other expense (income), net to (from) EBITDA. The difference between the GAAP-based measure of net earnings attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the trailing twelve months ended February 28, 2018, as mentioned in the conference call, is outlined below.

	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2018	2018	2018	2017

Net earnings attributable to controlling interest	$79,088	$39,403	$45,534	$56,494
Impairment of goodwill and long-lived assets (pre-tax)	-	8,289	-	-
Restructuring and other expense (income), net (pre-tax)	(3)	(9,694)	2,304	417
Interest expense	9,775	10,038	8,807	6,594
Income tax expense (benefit)	(24,039)	18,165	12,998	30,635
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$62,990	$66,201	$69,643	$94,140
Depreciation and amortization	25,338	26,283	25,365	21,640
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$88,328	$92,484	$95,008	$115,780

Trailing Twelve Months Adjusted EBITDA [1]	$391,600

1 Excludes the impact of the noncontrolling interest.

Item 8.01. Other Events.

On March 28, 2018, the Registrant issued a news release reporting that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.21 per share. The dividend will be payable on June 29, 2018 to shareholders of records on June 15, 2018. The March 28, 2018 news release is included with this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

Exhibit No.	Description
99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Third Quarter of Fiscal 2018 (Fiscal Quarter ended February 28, 2018), held on March 29, 2018.
99.2	News Release issued by Worthington Industries, Inc. on March 28, 2018 reporting declaration of quarterly cash dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: April 3, 2018	By:	/s/ Dale T. Brinkman
Dale T. Brinkman
Vice President-Administration, General Counsel & Secretary